UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Welltower Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

WELLTOWER INC.

4500 DORR STREET

TOLEDO, OHIO 43615

V38309-P04623

Your Vote Counts!

WELLTOWER INC.

2024 Annual Meeting

Vote by May 22, 2024

11:59 PM ET

You invested in WELLTOWER INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 23, 2024.

Get informed before you vote

View the 2024 Notice of Annual Meeting of Shareholders and Proxy Statement and 2023 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	May 23, 2024
vote without entering a	12:30 P.M. Eastern Time
control number
Virtually at:
www.virtualshareholdermeeting.com/WELL2024

*Please check the meeting materials for any special requirements for meeting attendance. You can also vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. You may view the proxy

materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy. We encourage you to access and review all of the important information

contained in the proxy materials before voting.

Voting Items		Board Recommends

Company Proposals

1.	Election of Directors

Nominees:

1a.	Kenneth J. Bacon	For

1b.	Karen B. DeSalvo	For

1c.	Dennis G. Lopez	For

1d.	Shankh Mitra	For

1e.	Ade J. Patton	For

1f.	Diana W. Reid	For

1g.	Sergio D. Rivera	For

1h.	Johnese M. Spisso	For

1i.	Kathryn M. Sullivan	For

2.	The ratification of the appointment of Ernst & Young LLP as Welltower Inc.’s independent registered public accounting firm for the year ending December 31, 2024.	For

3.	The approval, on an advisory basis, of the compensation of the named executive officers.	For

4.	The approval of an amendment to the Amended and Restated Certificate of Incorporation of Welltower Inc. to limit the liability of certain officers as permitted by Delaware law.	For

5.	The approval of an amendment to the Amended and Restated Certificate of Incorporation of Welltower Inc. to increase the number of authorized shares of common stock.	For

NOTE: The proxies named on the reverse side of the proxy card are authorized to vote in their discretion upon any other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V38310-P04623